SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 20, 2006

                                 MOBICLEAR INC.
               ---------------------------------------------------
             (Exact name of Registrant as specified in its charter)

                                  Pennsylvania
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                 (State or other jurisdiction of incorporation)

         Pennsylvania                0-10822                     25-1229323
 ---------------------------   -------------------            -----------------
(State or other jurisdiction  (Commission File No.)          (I.R.S. Employer
      of incorporation)                                      Identification No.)
                                   One Wakonda
                             Dove Canyon, California                92679
                     --------------------------------------       --------
                    (Address of principal executive offices)     (Zip Code)

                                 (949) 466-4154
               --------------------------------------------------
               Registrant's telephone number, including area code

                                   BICO, INC.
           ------------------------------------------------------------
          (Former name or former address, if changed since last report.)

Check the appropriate box below of the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The name of BICO, Inc. (the "Company") was changed to "Mobiclear Inc." On November 30, 2006, the Company's ticker symbol for shares of its common stock as traded on the over the counter bulletin board was changed to "MBIRE". The Company filed a certificate of amendment to its certificate of incorporation with the Secretary of State of Pennsylvania on October 20, 2006 to effect the name change pursuant to written consent of the Board of Directors of the Company.

Item 9.01 Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Exhibits.

     The following documents are being filed herewith by BICO as exhibits to this Current Report on Form 8-K:

3.1 Certificate of Amendment to the Certificate of Incorporation as filed with the Secretary of State of the Commonwealth of Pennsylvania on October 20, 2006.


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            MOBICLEAR INC.
                                            (Registrant)


Date:  December 4, 2006                     By:  /s/  Lim Wong
                                               --------------------------------
                                                      Lim Wong
                                                      Chief Executive Officer,
                                                      Chief Financial Officer,
                                                      and President of
                                                      MobiClear Inc.